                                                                     Exhibit 24

                                POWER OF ATTORNEY



      We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Charles D. Gerlinger and William F. Robinson, Jr., and each of them, our true and lawful attorneys with full power to (i) sign for us, and in our names in the capacities indicated below, a Registration Statement to be filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1 par value, to be issued pursuant to the Cabot Retirement Incentive Savings
Plan, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Registration Statement and (ii) to file such Registration Statement and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.



SIGNATURE                   TITLE                            DATE
---------                   -----                            ----



 /s/ Samuel W. Bodman       Director and Chairman of the     September 13, 1996
--------------------------  Board (Chief Executive Officer)
Samuel W. Bodman


 /s/ Kennett F. Burnes      Director and President           September 13, 1996
--------------------------
 Kennett F. Burnes


 /s/ Kenyon C. Gilson       Executive Vice President         September 13, 1996
--------------------------  and Chief Financial Officer
 Kenyon C. Gilson


/s/ Paul J. Gormisky        Vice President and Controller    September 13, 1996
--------------------------  (Principal Accounting Officer)
Paul J. Gormisky


/s/ Jane C. Bradley         Director                         September 13, 1996
--------------------------
Jane C. Bradley


/s/ John G. L. Cabot        Director                         September 13, 1996
--------------------------
John G.L. Cabot


/s/ Arthur L. Goldstein     Director                         September 13, 1996
--------------------------
Arthur L. Goldstein


/s/ Robert P. Henderson     Director                         September 19, 1996
--------------------------
Robert P. Henderson





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SIGNATURE                     TITLE                          DATE
---------                     -----                          ----



/s/ Arnold S. Hiatt         Director                         September 13, 1996
--------------------------
Arnold S. Hiatt


/s/ John H. McArthur        Director                         September 13, 1996
--------------------------
John H. McArthur


/s/ John F. O'Brien         Director                         September 13, 1996
--------------------------
John F. O'Brien


/s/ David V. Ragone         Director                         September 13, 1996
--------------------------
David V. Ragone


/s/ Charles P. Siess, Jr.   Director                         September 13, 1996
--------------------------
Charles P. Siess, Jr.


/s/ Morris Tanenbaum        Director                         September 13, 1996
--------------------------
Morris Tanenbaum


/s/ Lydia W. Thomas         Director                         September 19, 1996
--------------------------
Lydia W. Thomas